UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 18, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

                On May 18, 2017, Vornado Realty Trust (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Meeting”).  As of March 20, 2017, the record date for shareholders entitled to vote at the Meeting, there were 189,291,850 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote.  Of the Shares entitled to vote at the Meeting, 176,797,440, or approximately 93% of the Shares were present or represented by proxy.  There were four matters presented and voted on.  Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of four nominees to serve on the Board of Trustees for a one-year term expiring at the 2018 annual meeting of shareholders of the Company and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Michael Lynne	167,210,777	2,996,985	6,589,678
David M. Mandelbaum	128,116,001	42,091,761	6,589,678
Mandakini Puri	169,329,138	878,624	6,589,678
Daniel R. Tisch	168,175,868	2,031,894	6,589,678

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

	For	Against	Abstain
Votes Cast	175,139,576	1,574,746	83,118

Proposal 3 – Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	164,991,822	5,086,124	129,816	6,589,678

Proposal 4 – Non-binding, advisory resolution on the frequency of executive compensation advisory votes.

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Votes Cast	150,398,569	98,815	19,357,214	353,164	6,589,678

Based on the votes set forth above, the shareholders recommended holding an advisory vote on executive officer compensation every year. In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on executive officer compensation will be conducted every year, until the next shareholder advisory vote on the frequency of the advisory vote on executive officer compensation.

In addition to the four nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Steven Roth, Michael D. Fascitelli, Russell B. Wight, Jr., Candace K. Beinecke, Robert P. Kogod, and Dr. Richard R. West continue to serve as Trustees after the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: May 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant) By: VORNADO REALTY TRUST, Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: May 19, 2017